================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 17, 2002

================================================================================

  Exact Name of Registrant                Commission            I.R.S. Employer
  as Specified in Its Charter             File Number         Identification No.
  ---------------------------             -----------         ------------------

  Hawaiian Electric Industries, Inc.        1-8503                 99-0208097
  Hawaiian Electric Company, Inc.           1-4955                 99-0040500

================================================================================

                                State of Hawaii
                            --------------------------
                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
               ------------------------------------------------------
                (Address of principal executive offices and zip code)


  Registrant's telephone number, including area code:

            (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
            (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
                          --------------------------
         (Former name or former address, if changed since last report.)

================================================================================

Item 5. Other Events

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO WEBCAST AND TELECONFERENCE 2001 YEAREND EARNINGS ON THURSDAY, JANUARY 24, 2002

         HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) announced that it will release its 2001 yearend earnings on Wednesday, January 23, 2002 after market close. The Company will also conduct a webcast and teleconference call to review its yearend earnings on Thursday, January 24, 2002 at 2:30 p.m. EST. The event can be accessed through HEI's website at http://www.hei.com or by
                                                        ------------------
dialing (212) 676-5200 for the teleconference call.

         An online replay will be available at the same website beginning about two hours after the event and continuing through Thursday, February 7, 2002. Replays of the teleconference call will also be available approximately two hours after the event through February 7, 2002 by dialing (800) 633-8284, pass code: 20260933.

         Representing management will be Robert F. Clarke, Chairman, President and CEO, Hawaiian Electric Industries, Inc. A question and answer period will follow brief remarks from management. Also available during the question and answer period will be T. Michael May, President and CEO, Hawaiian Electric Company, Inc.; Constance H. Lau, President and CEO, American Savings Bank, F.S.B.; and Robert F. Mougeot, Financial Vice President, Treasurer and CFO, Hawaiian Electric Industries, Inc.

         HEI is the largest Hawaii-based company, providing electric utility services to 95% of Hawaii's residents and a full array of banking services to consumers and businesses through the state's third largest bank.


                                      ###


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)


/s/  Robert F. Mougeot                     /s/ Richard A. von Gnechten
------------------------------------       ---------------------------------
Robert F. Mougeot                          Richard A. von Gnechten
Financial Vice President, Treasurer        Financial Vice President
  and Chief Financial Officer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date: January 17, 2002                     Date: January 17, 2002